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                                                                    EX: No. 10.3

                                  BIOGEN, INC.
                     1987 SCIENTIFIC BOARD STOCK OPTION PLAN
                       (AS AMENDED THROUGH JUNE 15, 2000)

1. PURPOSE OF THE PLAN

     The Biogen, Inc. 1987 Scientific Board Stock Option Plan (the "Plan") is intended to encourage ownership of shares of the common stock, $.01 par value (the "Common Stock"), of the Company by members of the Scientific Board of the Company and to provide an additional incentive to those Scientific Board members to promote the success of the Company and its Affiliates.

2. DEFINITIONS

     2.1 "Company" means Biogen, Inc. and any successor to its business.

     2.2 "Affiliate" means a corporation in respect of which the Company owns directly or indirectly fifty percent (50%) or more of the voting shares thereof or which is otherwise controlled by the Company.

     2.3 "Committee" means the Stock and Option Plan Administration Committee of the Board of Directors of the Company.

     2.4 "Option" means a stock option granted under this Plan.

3. SHARES SUBJECT TO THE PLAN

     The aggregate number of shares as to which Options may be granted from time to time under this Plan shall be 4,200,000 of the shares of Common Stock.

     If an Option ceases to be "outstanding", in whole or in part, other than by reason of the exercise of such Option, the shares which were subject to such Option shall be available for the granting of other Options. Any Option shall be treated as "outstanding" until such Option is exercised in full, terminates under the provisions of the Plan or expires by reason of lapse of time.

     The aggregate number of shares as to which Options may be granted shall be subject to change only by means of an amendment of the Plan in accordance with
Article 11 below or pursuant to the provisions of Article 8 below.


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4. ADMINISTRATION OF THE PLAN

     The Plan shall be administered by the Committee. The membership of the Committee shall be determined, and shall be subject to change without cause and without notice from time to time, by the Board of Directors of the Company.

     The Committee is authorized to interpret the provisions of the Plan or of any Option and to make all rules and determinations necessary or advisable for the administration of the Plan. Subject to the provisions of the Plan, Options may be granted upon such terms and conditions as the Committee may prescribe.

      This Plan is intended to comply in all respects with Rule 16b-3 or its successors promulgated under the Securities Exchange Act of 1934 ("1934 Act") with respect to participants who are subject to Section 16 of the 1934 Act, and any provision in this Plan with respect to such persons contrary to Rule 16b-3 shall be deemed null and void to the extent permissible by law and deemed appropriate by the Committee.

5. ELIGIBILITY FOR PARTICIPATION

     The Committee shall determine which Scientific Board members shall be eligible to participate in the Plan, may grant to one or more such Scientific Board members one or more Options, and shall designate the number of shares to be optioned under each Option so granted; provided, however, that no Options shall be granted after December 31, 2002.

6. TERMS AND CONDITIONS OF OPTIONS

     No Option issued pursuant to this Plan shall be an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Each Option shall be set forth in an Option agreement, duly executed on behalf of the Company and by the person to whom such Option is granted. No Option shall be deemed to have been granted and no purported grant of any Option shall be effective until such Option shall have been approved by the Committee. The Committee shall determine the terms and conditions of Options granted, including provisions relating to termination of the Option holder's consultancy, death and disability; provided, however, that each such Option agreement shall be subject to at least the following terms and conditions:

     6.1 Option Price: Except as otherwise determined by the Committee, the Option price per share for Options granted under the Plan shall be equal to the fair market value per share of Common Stock on the date of grant of the Option; provided, however, that in no event shall the Option price be less than the par value per share of the Common Stock. Fair market value shall be the average of the "high" and "low" sale prices as reported in the National Association of Securities Dealers Automated Quotation System ("NASDAQ") for the date of grant of the Option or, if none, for the most recent trading date thirty (30) days or less prior to the date of grant of the Option on which the Common Stock was traded.


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     6.2 Term of Option: Each Option shall terminate upon a date determined at the time of grant by the Committee, but not later than ten (10) years from the date of the grant thereof.

     6.3 Date of Exercise: The Committee may prescribe the date or dates on which the Option becomes exercisable, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the attainment of stated goals. The Committee may stipulate that any Option which becomes exercisable shall be subject to cancellation or that shares purchased upon the exercise of such Option shall be subject to repurchase rights in favor of the Company. In such event the Committee shall determine the date or dates, or event or events, upon which such cancellation or repurchase rights shall become effective or shall lapse, as the case may be.

     6.4 Medium of Payment: The option price shall be payable upon the exercise of the Option. It shall be payable in cash or, if permitted by the Committee and permitted by law, in shares or other consideration.

     6.5 Exercise of Option and Issue of Shares: Options shall be exercised by giving written notice to the Company, addressed to the Company at the address specified in the Option agreement, with which the Option holder shall tender the Option price. Such written notice shall be signed by the person exercising the Option, shall state the number of shares with respect to which the Option is being exercised, and shall contain any warranty required by Article 7 of the Plan. The issuance of the Option shares may be delayed by the Company if any law or regulation requires the Company to take any action with respect to the Option shares prior to the issuance thereof. Without limiting the generality of the foregoing, nothing contained herein shall be deemed to require the Company to issue any Option shares if prohibited by law or applicable regulation.

     The shares shall, upon issuance, be evidenced by an appropriate certificate or certificates in respect of paid-up, non-assessable shares.

     6.6 Assignability and Transferability of Option: By its terms, an Option granted to an Option holder shall not be transferable by such Option holder other than (i) by will or by the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order, as defined by the Code or Title 1 of the Employee Retirement Income Security Act or the rules thereunder, or (iii) as otherwise determined by the Committee and set forth in the applicable Option Agreement. The designation of a beneficiary of an Option holder shall not be deemed a transfer prohibited by this paragraph. Except as provided in the preceding sentence, an Option shall be exercisable, during an Option holder's lifetime, only by the Option holder (or by his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation, or other disposition of any Option or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon an Option or other such rights shall be null and void.


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     6.7 Other Provisions: The Option agreements authorized under the Plan shall be subject to such additional terms and conditions, including, without limitation, restrictions upon the exercise of the Option, as the Committee shall deem advisable.

     6.8 Tax Withholding: In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act ("F.I.C.A.") withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Option holder's salary in connection with the exercise of an Option, the Option holder shall advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Option holder, the amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company's Common Stock, is authorized by the Committee (and permitted by law), provided, however, that with respect to persons subject to Section 16 of the 1934 Act, any such withholding arrangement shall be in compliance with any applicable provisions of Rule 16b-3 promulgated under Section 16 of the 1934 Act. For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner provided in Article 6.1. above, as of the most recent practicable date prior to the date of exercise. If the fair market value of the shares withheld is less than the amount of payroll withholdings required, the Option holder may be required to advance the difference in cash to the Company or the Affiliate employer.

     6.9 Reload Options: The Committee may authorize reload options ("Reload Options") to purchase for cash or shares a number of shares of Common Stock. The number of Reload Options shall equal (i) the number of shares of Common Stock used to exercise the underlying Options and (ii) to the extent authorized by the Committee, the number of shares of Common Stock used to satisfy any tax withholding requirement incident to the exercise of the underlying Options. The grant of a Reload Option will become effective upon the exercise of underlying Options through the use of shares of Common Stock held by the optionee for at least 6 months. Reload Options must be evidenced in Option agreements or amendments to those agreements. The Option price per share of Common Stock deliverable upon the exercise of a Reload Option shall be the fair market value of a share of Common Stock on the date the grant of the Reload Option becomes effective. The term of each Reload Option shall be equal to the remaining option term of the underlying Option. No additional Reload Options shall be granted to Option holders when Options and/or Reload Options are exercised pursuant to the terms of this Plan following termination of the Option holder's employment or on account of death or total and permanent disability. All other provisions of this Plan with respect to Options shall apply equally to Reload Options.

     6.10 Rights as a Shareholder: No Option holder shall have rights as a shareholder with respect to any shares covered by such Option except as to such shares as have been registered in the Company's share register in the name of such person upon the due exercise of the Option.

7. PURCHASE FOR INVESTMENT

     If and to the extent that the issuance of shares pursuant to the exercise of Options is deemed by the Company to be subject to the United States Securities Act of 1933, as now in force or


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hereafter amended (the "Act"), or to the securities law of any other jurisdiction, the Company shall be under no obligation to issue shares covered by such exercise unless the person or persons who exercises or who exercise such Option shall make such warranty or take such action as may be required by any applicable securities law or shall, in the case of the applicability of the Act, in the absence of an effective registration under the Act with respect to such shares, warrant to the Company, at the time of such exercise, that such person is or that they are acquiring the shares to be issued to such person or to them, pursuant to such exercise of the Option, for investment and not with a view to, or for sale in connection with, the distribution of any such shares; and in such events the person or persons acquiring such shares shall be bound by the provisions of a legend endorsed upon any share certificates expressing the requirements of any applicable non-United States securities law, or, in cases deemed governed by the Act, substantially the following legend, or such other legend as counsel for the Company shall deem appropriate, which shall be endorsed upon the certificate or certificates evidencing the shares issued by the Company pursuant to such exercise:

          "The securities represented by this certificate have not been registered under the Securities Act of 1933 and may not be sold, assigned or transferred in the absence of an effective registration statement under said Act or an opinion of counsel satisfactory to the Company that such registration is not, in the circumstances, required."

     Without limiting the generality of the foregoing, the Company may delay issuance of the shares until completion of any action or obtaining of any consent which the Company deems necessary under any applicable law (including without limitation state securities or "blue sky" laws and federal or state payroll tax withholding laws).

8. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     In the event that the outstanding Common Stock, $.01 par value, of the Company is changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, change in par value, stock split-up, combination of shares or dividend payable in capital stock, or the like, appropriate adjustment shall be made in the number and kind of shares for the purchase of which Options may be granted under the Plan, and, in addition, appropriate adjustment shall be made in the number and kind of shares and in the option price per share subject to outstanding Options so that each Option holder shall be in a position equivalent to the position the Option holder would have been in had the Option holder exercised the Options immediately prior to the applicable event.

9. DISSOLUTION OR LIQUIDATION OF THE COMPANY

     Upon the dissolution or liquidation of the Company other than in connection with a transaction to which the preceding Article 8 is applicable, all Options granted hereunder shall


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terminate and become null and void; provided, however, that if the rights hereunder of an Option holder or one who acquired an Option by will or by the laws of descent and distribution have not otherwise terminated and expired, the Option holder or such person shall have the right immediately prior to such dissolution or liquidation to exercise any Option granted hereunder to the extent that the right to purchase shares thereunder has accrued as of the date of exercise immediately prior to such dissolution or liquidation.

10. TERMINATION OF THE PLAN

     Unless the Committee shall decide to reduce or, subject to shareholder approval if required under Section 11, extend the duration of the Plan, the Plan shall terminate on December 31, 2002. Termination of the Plan shall not affect any Options granted or any Option agreements executed prior to the effective date of termination.

11. AMENDMENT OF THE PLAN

     The Plan may be amended by the Committee or the Board of Directors of the Company, provided, however, that if the scope of any amendment is such as to require shareholder approval in order to comply with Rule 16b-3 under the 1934 Act, then such amendment shall require approval by the shareholders. Any amendment shall not affect any Options theretofore granted and any Option agreements theretofore executed by the Company and any Option holder unless such amendment shall expressly so provide. No amendment shall adversely affect any Option holder with respect to an outstanding Option without the written consent of such Option holder. With the consent of the Option holder affected, the Committee may amend any outstanding Option agreement in a manner not inconsistent with the Plan, including, without limitation, to accelerate the date of exercise of any installment of any Option.

12. EMPLOYMENT RELATIONSHIP

     Nothing herein contained shall be deemed to prevent the Company or an Affiliate from terminating the employment or consultancy of any Option holder, nor to present any Option holder from terminating his/her employment or consultancy with the Company or an Affiliate.

13. EFFECTIVE DATE

     This Plan became effective as of March 6, 1987.